                                                                   EXHIBIT 4.4


[NUMBER]                                                 CAREMARK RX, INC.                                        [SHARES]
                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



                                                                                                                   SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS

                                                                                                                   CUSIP 141705 10 3

THIS IS TO CERTIFY THAT





IS THE OWNER OF


                           FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF CAREMARK, RX, INC.
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the
Certificate of Incorporation of the Corporation, as amended and restated, and its Bylaws, as amended and restated, copies of which are on file with the Transfer Agent, to all provisions of which the holder of this Certificate, by acceptance hereof assents. This
Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

            Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED

FIRST CHICAGO TRUST COMPANY OF NEW YORK                                  /s/  Sara J. Finley

By                                                                              SECRETARY

                         TRANSFER AGENT
                         AND REGISTRAR,


/s/                   AUTHORIZED SIGNATURE.


                                                                        /s/  E. Mac Crawford


                                                                                                    CHAIRMAN OF THE BOARD, PRESIDENT
                                                                                                         AND CHIEF EXECUTIVE OFFICER

                               CAREMARK RX, INC.

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between MedPartners, Inc. and Chemical Bank dated as of March 1, 1995, as amended and assumed by MedPartners/Mullikin, Inc. formerly known as MedPartners, Inc. and now known as Caremark Rx, Inc. (the "Company"), on November 28, 1995, and as assumed by First Chicago Trust Company of New York (the "Rights Agent") as of September 5, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

         Caremark Rx, Inc. will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights and the authority of the Board of Directors to fix and determine the relative rights and preferences of series of preferred and preference stock.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)

   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated ________________



                                     ___________________________________________
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN "ELIGIBLE GUARANTOR INSTITUTION"
                                     WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM, PURSUANT
                                     TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES
                                     EXCHANGE ACT OF 1934, AS AMENDED.


                                     SIGNATURE(S) GUARANTEED BY:

                                     ___________________________________________